UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 6, 2006

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 6, 2006, Adolor Corporation (the “Company”) issued a press release reporting that the U.S. Food and Drug Administration had issued a letter stating that the new drug application for Entereg® (alvimopan) for the management of postoperative ileus is approvable. The FDA has requested 12-month safety data, including analysis of serious cardiovascular events, from study 767905/014, an ongoing safety study in opioid-induced bowel dysfunction. The FDA also requested a risk management plan as part of the submission. The Company hereby incorporates by reference the press release dated November 6, 2006, attached hereto as Exhibit 99.1, and made a part hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
99.1	Press release of the Company dated November 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By	/s/ Thomas P. Hess
Name:	Thomas P. Hess
Title:	Vice President, Finance and Chief Financial Officer

Dated: November 6, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company dated November 6, 2006.